                         Fixed Rate Mortgage Loan Group
                           (Statistical Mortgage Pool)

              Mortgage Rates for the Fixed Rate Mortgage Loan Group

                                                 Number of          Aggregate Principal           Percent of
Range of Mortgage Rates                       Mortgage Loans        Balance Outstanding           Loan Group
-----------------------                       --------------        -------------------           ----------
7.000%-7.499%..............................           4              $    441,762                     0.3%
7.500%-7.999%..............................          41                 2,615,049                     1.9
8.000%-8.499%..............................          40                 4,038,921                     3.0
8.500%-8.999%..............................         113                11,193,232                     8.3
9.000%-9.499%..............................         106                 9,987,667                     7.4
9.500%-9.999%..............................         228                21,072,654                    15.6
10.000%-10.499%............................         186                17,236,716                    12.8
10.500%-10.999%............................         271                26,177,081                    19.4
11.000%-11.499%............................         192                17,033,203                    12.6
11.500%-11.999%............................         169                13,687,997                    10.1
12.000%-12.499%............................         100                 7,350,540                     5.4
12.500%-12.999%............................          44                 3,296,474                     2.4
13.000%-13.499%............................          11                   648,926                     0.5
13.500%-13.999%............................           3                   108,193                     0.1
14.000%-14.499%............................           2                   114,234                     0.1
                                                  -----              ------------                   ------
              Totals ......................       1,510              $135,002,649                   100.0%
                                                  =====              ============                   ======


         As of the Cut-off Date, Mortgage Rates borne by the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 7.200% per annum to 14.175% per annum and the weighted average Mortgage Rate of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 10.403% per annum.

   Remaining Months to Stated Maturity for the Fixed Rate Mortgage Loan Group

                                                 Number of          Aggregate Principal         Percent of
Range of Remaining Terms (Months)             Mortgage Loans        Balance Outstanding         Loan Group
---------------------------------             --------------        -------------------         ----------
109 to 120...............................           22                 $  1,039,037                 0.8%
169 to 180...............................          854                   80,038,809                59.3
181 to 192...............................            4                      192,350                 0.1
229 to 240...............................           49                    3,173,424                 2.4
289 to 300 ..............................            5                      377,252                 0.3
349 to 360...............................          574                   50,027,952                37.1
361 to 372...............................            2                      153,825                 0.1
                                                 -----                 ------------               ------
                  Totals ................        1,510                 $135,002,649               100.0%
                                                 =====                 ============               ======

         As of the Cut-off Date, the remaining terms to stated maturity of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 117 months to 361 months and the weighted average remaining term to stated maturity of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 247 months.


          Original Mortgage Loan Principal Balances for the Fixed Rate
                              Mortgage Loan Group


Range of Original Mortgage                       Number of          Aggregate Principal         Percent of
Loan Principal Balances                       Mortgage Loans        Balance Outstanding         Loan Group
---------------------------------             --------------        -------------------         ----------
$100,000 or less........................           1,076              $ 60,585,465                 44.9%
$100,001-$150,000.......................             234                28,613,496                 21.2
$150,001-$200,000.......................              93                16,043,684                 11.9
$200,001-$250,000.......................              60                13,566,981                 10.0
$250,001-$300,000.......................              22                 6,057,798                  4.5
$300,001-$350,000.......................               7                 2,348,043                  1.7
$350,001-$400,000.......................               9                 3,356,116                  2.5
$400,001-$450,000.......................               5                 2,128,625                  1.6
$450,001-$500,000.......................               3                 1,398,196                  1.0
$900,001-$950,000.......................               1                   904,244                  0.7
                                                   -----              ------------                ------
         Totals   ......................           1,510              $135,002,649                100.0%
                                                   =====              ============                ======

         As of the Cut-off Date, the outstanding principal balances of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from approximately $9,994 to approximately $904,244 and the average outstanding principal balance of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $89,406.

              Product Types for the Fixed Rate Mortgage Loan Group

                                                 Number of          Aggregate Principal         Percent of
Product Type                                  Mortgage Loans        Balance Outstanding         Loan Group
------------                                  --------------        -------------------         ----------
10 year Fixed............................            22                $  1,039,037                 0.8%
15 year Fixed............................           290                  17,846,003                13.2
20 year Fixed............................            49                   3,173,424                 2.4
25 year Fixed............................             5                     377,252                 0.3
30 year Fixed............................           576                  50,181,777                37.2
Balloon Loan.............................           568                  62,385,156                46.2
                                                  -----                ------------               ------
         Totals..........................         1,510                $135,002,649               100.0%
                                                  =====                ============               ======

               State Distributions of Mortgaged Properties in the
                         Fixed Rate Mortgage Loan Group

                                                 Number of          Aggregate Principal         Percent of
State                                         Mortgage Loans        Balance Outstanding         Loan Group
-----                                         --------------        -------------------         ----------
Arizona.....................................        34                $  2,498,850                  1.9%
Arkansas....................................         5                     196,869                  0.1
California..................................        49                   6,800,107                  5.0
Colorado....................................        24                   3,744,712                  2.8
Connecticut.................................        20                   2,182,342                  1.6
Delaware....................................         2                     216,471                  0.2
District of Columbia........................         1                     142,798                  0.1
Florida.....................................       324                  27,644,061                 20.5
Georgia.....................................        73                   5,849,670                  4.3
Idaho.......................................         5                     301,260                  0.2
Illinois....................................        52                   4,060,354                  3.0
Indiana.....................................        92                   5,686,581                  4.2
Kansas......................................         2                      64,219                  0.0
Kentucky....................................        15                   1,271,530                  0.9
Louisiana...................................        57                   3,914,557                  2.9
Maine.......................................         1                      91,857                  0.1
Maryland....................................         5                     714,571                  0.5
Massachusetts...............................        25                   3,147,677                  2.3
Michigan....................................        76                   6,214,500                  4.6
Minnesota...................................        10                     911,439                  0.7
Mississippi.................................         9                     643,681                  0.5
Missouri....................................        41                   2,484,421                  1.8
Montana.....................................         2                     149,015                  0.1
Nebraska....................................         1                      73,600                  0.1
Nevada......................................         3                     367,352                  0.3
New Hampshire...............................         7                   1,042,988                  0.8
New Jersey..................................        40                   4,320,315                  3.2
New Mexico..................................        10                     668,457                  0.5
New York....................................       198                  25,387,929                 18.8
North Carolina..............................        33                   2,041,953                  1.5
Ohio........................................        72                   5,072,156                  3.8
Oklahoma....................................         8                     801,787                  0.6
Oregon......................................         7                     894,116                  0.7
Pennsylvania................................        20                   1,373,920                  1.0
Rhode Island................................         8                     591,958                  0.4
South Carolina..............................        15                   1,179,027                  0.9
Tennessee...................................       104                   6,985,813                  5.2
Texas.......................................        15                   1,012,243                  0.7
Utah........................................         3                     275,434                  0.2


                                                 Number of          Aggregate Principal         Percent of
State                                         Mortgage Loans        Balance Outstanding         Loan Group
-----                                         --------------        -------------------         ----------
Vermont.....................................         3                     257,614                  0.2
Virginia....................................        17                   1,689,116                  1.3
Washington..................................        11                   1,194,252                  0.9
West Virginia...............................         2                      72,110                  0.1
Wisconsin...................................         7                     617,678                  0.5
Wyoming.....................................         2                     151,290                  0.1
                                                 -----                ------------                ------
        Totals..............................     1,510                $135,002,649                100.0%
                                                 =====                ============                ======


         No more than approximately 0.7% of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

           Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                   Mortgage Loans        Balance Outstanding           Loan Group
-----------------------------                   --------------        -------------------           ----------

50.00% or less.............................          175                $  9,471,125                    7.0%
50.01%-55.00%..............................           52                   4,132,156                    3.1
55.01%-60.00%..............................          120                   9,722,857                    7.2
60.01%-65.00%..............................          112                   9,444,324                    7.0
65.01%-70.00%..............................          176                  16,151,452                   12.0
70.01%-75.00%..............................          202                  18,983,786                   14.1
75.01%-80.00%..............................          291                  27,604,612                   20.4
80.01%-85.00%..............................          208                  21,100,936                   15.6
85.01%-90.00%..............................          157                  16,757,163                   12.4
90.01%-95.00%..............................           17                   1,634,238                    1.2
                                                   -----                ------------                  ------
         Totals............................        1,510                $135,002,649                  100.0%
                                                   =====                ============                  ======


         As of the Cut-off Date, the Loan-to-Value Ratios of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 11.37% to 95.00% and the weighted average Loan-to-Value Ratio of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 73.58%.

               Loan Purpose for the Fixed Rate Mortgage Loan Group


                                                   Number of          Aggregate Principal          Percent of
Loan Purpose                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
Purchase.....................................         338               $  32,834,876                 24.3%
Refinance--Rate/Term.........................          84                   8,242,950                  6.1
Refinance--Cashout...........................       1,088                  93,924,824                 69.6
                                                    -----                ------------                ------
         Totals..............................       1,510                $135,002,649                100.0%
                                                    =====                ============                ======


      Types of Mortgaged Properties for the Fixed Rate Mortgage Loan Group


                                                   Number of          Aggregate Principal           Percent of
Property Type                                    Mortgage Loans       Balance Outstanding           Loan Group
-------------                                    --------------       -------------------           -----------
Single-family Detached......................        1,147                $ 99,084,338                   73.4%
Two-to-Four-Family Dwelling Unit............          167                  18,090,184                   13.4
Planned Unit Development....................           47                   5,928,803                    4.4
Condominium.................................           33                   2,501,469                    1.9
Small Mixed Use.............................           47                   5,901,678                    4.4
Manufactured Housing........................           69                   3,496,177                    2.6
                                                    -----                ------------                  ------
                Totals......................        1,510                $135,002,649                  100.0%
                                                    =====                ============                  ======

          Documentation Summary for the Fixed Rate Mortgage Loan Group


                                                     Number of          Aggregate Principal         Percent of
Documentation                                      Mortgage Loans       Balance Outstanding         Loan Group
-------------                                      --------------       -------------------         -----------
Full Documentation.............................        1,108               $ 95,567,142                 70.8%
24 Month Bank Statement........................          105                 13,133,352                  9.7
Reduced Documentation..........................           35                  2,989,723                  2.2
Stated Documentation...........................          262                 23,312,431                 17.3
                                                       -----               ------------                ------
                Totals.........................        1,510               $135,002,649                100.0%
                                                       =====               ============                ======


             Occupancy Types for the Fixed Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Occupancy                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          ---------------        -------------------         ----------
Owner-occupied................................         1,314                 $120,935,246                 89.6%
Second Home...................................            15                      971,544                  0.7
Investment....................................           181                   13,095,859                  9.7
                                                       -----                 ------------                ------
                Totals........................         1,510                 $135,002,649                100.0%
                                                       =====                 ============                ======


         The information set forth above is based upon representations of the related mortgagors at the time of origination.

        Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Mortgage Loan Age (Months)                         Mortgage Loans         Balance Outstanding         Loan Group
--------------------------                         --------------         -------------------         ----------
0.............................................           372                $ 32,861,321                  24.3%
1 ............................................           394                  33,576,221                  24.9
2.............................................           418                  36,991,556                  27.4
3.............................................           317                  30,411,024                  22.5
4.............................................             7                     873,425                   0.6
5.............................................             1                     128,622                   0.1
6.............................................             1                     160,481                   0.1
                                                       -----                ------------                 ------
                Totals........................         1,510                $135,002,649                 100.0%
                                                       =====                ============                 ======


         As of the Cut-off Date, the weighted average age of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 2 months.

           Credit Grade Summary for the Fixed Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Credit Grade                                       Mortgage Loans         Balance Outstanding         Loan Group
------------                                       --------------         -------------------         ----------
AO............................................           615                 $ 58,420,738                 43.3%
A-............................................           473                   43,253,974                 32.0
B.............................................           261                   23,328,330                 17.3
B-............................................            68                    4,425,699                  3.3
C.............................................            89                    5,429,771                  4.0
C-............................................             4                      144,136                  0.1
                                                       -----                 ------------                ------
                Totals........................         1,510                 $135,002,649                100.0%
                                                       =====                 ============                ======


           Year of Origination for the Fixed Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Year of Origination                                Mortgage Loans         Balance Outstanding         Loan Group
-------------------                                --------------         -------------------         ----------
2000..........................................         1,128                 $101,275,612                75.0%
2001..........................................           382                   33,727,037                25.0
                                                       -----                 ------------               ------
                Totals........................         1,510                 $135,002,649               100.0%
                                                       =====                 ============               ======

           Prepayment Penalties for the Fixed Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                            Mortgage Loans         Balance Outstanding         Loan Group
-----------------------                            --------------         -------------------         ----------
None .........................................          245                  $ 20,439,569                15.1%
12 months.....................................          182                    23,223,337                17.2
24 months.....................................           13                     1,127,377                 0.8
36 months.....................................          386                    31,129,453                23.1
60 months.....................................          684                    59,082,913                43.8
                                                      -----                  ------------               ------
                Totals........................        1,510                  $135,002,649               100.0%
                                                      =====                  ============               ======


         The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 43 months. With respect to those Fixed Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool purchased by the Seller under its Small Lender Program) which have prepayment penalties, 86.3% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

              Credit Scores for the Fixed Rate Mortgage Loan Group

Range of                                            Number of           Aggregate Principal         Percentage of
Credit Scores                                     Mortgage Loans        Balance Outstanding          Loan Group
-------------                                     --------------        -------------------          ----------
Not Scored.....................................         15                 $   744,901                    0.6%
485 to 500.....................................          7                     574,722                    0.4
501 to 550.....................................        285                  22,865,408                   16.9
551 to 600.....................................        390                  35,500,369                   26.3
601 to 650.....................................        402                  37,217,481                   27.6
651 to 700.....................................        250                  22,783,981                   16.9
701 to 750.....................................        105                   9,461,321                    7.0
751 to 800.....................................         56                   5,854,467                    4.3
                                                     -----                ------------                  ------
        Totals.................................      1,510                $135,002,649                  100.0%
                                                     =====                ============                  ======


         The Credit Scores of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date ranged from 485 to 800 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date was approximately 616.

                       Adjustable Rate Mortgage Loan Group
                           (Statistical Mortgage Pool)

       Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal          Percent of
Range of Mortgage Rates                         Mortgage Loans        Balance Outstanding          Loan Group
-----------------------                         --------------        -------------------          ----------
6.500%-6.999%..............................             7               $  1,253,966                    0.3%
7.000%-7.499%..............................             6                    715,620                    0.1
7.500%-7.999%..............................            36                  4,623,824                    1.0
8.000%-8.499%..............................            62                  9,477,645                    2.0
8.500%-8.999%..............................           249                 42,182,589                    8.8
9.000%-9.499%..............................           345                 52,786,370                   11.0
9.500%-9.999%..............................           686                 99,559,174                   20.7
10.000%-10.499%............................           553                 72,060,357                   15.0
10.500%-10.999%............................           716                 90,592,047                   18.9
11.000%-11.499%............................           479                 57,552,995                   12.0
11.500%-11.999%............................           327                 34,511,265                    7.2
12.000%-12.499%............................            97                 10,365,128                    2.2
12.500%-12.999%............................            33                  3,451,019                    0.7
13.000%-13.499%............................            11                    748,642                    0.2
13.500%-13.999%............................             1                    124,956                    0.0
                                                    -----               ------------                  ------
  Totals ..................................         3,608               $480,005,597                  100.0%
                                                    =====               ============                  ======


         As of the Cut-off Date, the current Mortgage Rates borne by the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 6.525% per annum to 13.650% per annum and the weighted average Mortgage Rate borne by the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 10.201% per annum.

                  Remaining Months to Stated Maturity for the
                      Adjustable Rate Mortgage Loan Group

                                                 Number of          Aggregate Principal         Percent of
Range of Remaining Terms (Months)             Mortgage Loans        Balance Outstanding         Loan Group
---------------------------------             --------------        -------------------         ----------
337 to 348...............................              1               $    118,140                 0.0%
349 to 360...............................          3,570                474,940,492                98.9
361 to 372  .............................             37                  4,946,965                 1.0
                                                   -----               ------------               ------
               Totals....................          3,608               $480,005,597               100.0%
                                                   =====               ============               ======


         As of the Cut-off Date, the remaining terms to stated maturity of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 345 months to 361 months and the weighted average remaining term to stated maturity of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 358 months.

   Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage


Range of Original Mortgage                                   Number of        Aggregate Principal        Percent of
Loan Principal Balances                                    Mortgage Loans     Balance Outstanding        Loan Group
--------------------------                                 --------------     -------------------        ----------
$100,000 or less........................................       1,715             $109,870,908                22.9%
$100,001-$150,000.......................................         800               98,494,103                20.5
$150,001-$200,000.......................................         444               77,415,239                16.1
$200,001-$250,000.......................................         256               57,181,503                11.9
$250,001-$300,000.......................................         155               42,462,475                 8.8
$300,001-$350,000.......................................          96               31,401,081                 6.5
$350,001-$400,000.......................................          56               20,816,750                 4.3
$400,001-$450,000.......................................          25               10,706,819                 2.2
$450,001-$500,000.......................................          50               24,445,784                 5.1
$500,001-$550,000.......................................           2                1,044,657                 0.2
$550,001-$600,000.......................................           2                1,131,500                 0.2
$600,001-$650,000.......................................           3                1,889,016                 0.4
$700,001-$750,000.......................................           1                  730,421                 0.2
$750,001-$800,000.......................................           1                  786,677                 0.2
$800,001-$850,000.......................................           2                1,628,664                 0.3
                                                               -----             ------------               ------
         Totals.........................................       3,608             $480,005,597               100.0%
                                                               =====             ============               ======

         As of the Cut-off Date, the outstanding principal balances of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from approximately $11,200 to approximately $819,040 and the average outstanding principal balance of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $133,039.


            Product Types for the Adjustable Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Product Type                                       Mortgage Loans         Balance Outstanding         Loan Group
------------                                       --------------         -------------------         ----------
Six-Month LIBOR Loan..........................            10                 $  2,311,968                 0.5%
1/29 Loan ....................................            66                   10,528,661                 2.2
2/28 Loan.....................................         1,859                  259,476,979                54.1
3/27 Loan.....................................         1,492                  186,095,409                38.8
5/25 Loan.....................................           181                   21,592,579                 4.5
                                                       -----                 ------------               ------
               Totals.........................         3,608                 $480,005,597               100.0%
                                                       =====                 ============               ======


               State Distributions of Mortgaged Properties in the
                      Adjustable Rate Mortgage Loan Group


                                                   Number of          Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-----                                           --------------        -------------------          ----------
Arizona.....................................         108                $ 12,711,101                   2.6%
Arkansas....................................           4                     378,454                   0.1
California..................................         551                 117,905,558                  24.6
Colorado....................................         220                  32,650,928                   6.8
Connecticut.................................          31                   5,822,865                   1.2
Delaware....................................           8                     831,288                   0.2
District of Columbia........................          10                   1,491,137                   0.3
Florida.....................................         329                  34,253,696                   7.1
Georgia.....................................          96                  14,599,825                   3.0
Idaho.......................................           2                     145,820                   0.0
Illinois....................................         155                  18,985,464                   4.0
Indiana.....................................          92                   7,341,132                   1.5
Iowa........................................           5                     598,662                   0.1
Kansas......................................           9                     724,797                   0.2
Kentucky....................................          23                   2,336,764                   0.5
Louisiana...................................          42                   4,016,267                   0.8
Maine.......................................           5                     657,440                   0.1
Maryland....................................          29                   3,802,527                   0.8
Massachusetts...............................          65                  13,030,894                   2.7
Michigan....................................         406                  38,870,567                   8.1
Minnesota...................................         121                  13,929,363                   2.9
Mississippi.................................           8                     814,287                   0.2
Missouri....................................         173                  11,825,890                   2.5
Montana.....................................           8                   1,214,569                   0.3
Nebraska....................................           1                      44,950                   0.0
Nevada......................................          41                   5,204,098                   1.1
New Hampshire...............................          11                   1,633,791                   0.3
New Jersey..................................         116                  18,631,613                   3.9
New Mexico..................................          22                   2,942,756                   0.6
New York....................................         157                  31,727,186                   6.6
North Carolina..............................          58                   5,302,789                   1.1
North Dakota................................           4                     287,939                   0.1
Ohio........................................         117                  10,626,494                   2.2
Oklahoma....................................          18                   1,534,070                   0.3
Oregon......................................          21                   2,704,157                   0.6
Pennsylvania................................          26                   2,846,624                   0.6
Rhode Island................................           8                   1,154,029                   0.2
South Carolina..............................          57                   4,989,752                   1.0
South Dakota................................           1                      58,800                   0.0




                                                   Number of          Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-----                                           --------------        -------------------          ----------
Tennessee...................................           82                  8,065,355                   1.7
Texas.......................................           87                  8,850,492                   1.8
Utah........................................           18                  3,173,481                   0.7
Vermont.....................................            6                    600,677                   0.1
Virginia....................................           32                  3,376,944                   0.7
Washington..................................           97                 17,230,272                   3.6
West Virginia...............................            3                    260,000                   0.1
Wisconsin...................................          121                  9,425,076                   2.0
Wyoming.....................................            4                    394,957                   0.1
                                                    -----               ------------                 ------
        Totals..............................        3,608               $480,005,597                 100.0%
                                                    =====               ============                 ======


         No more than approximately 0.4% of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

        Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                   Mortgage Loans        Balance Outstanding           Loan Group
-----------------------------                   --------------        -------------------           ----------
50.00% or less.............................           120               $ 11,291,284                    2.4%
50.01%-55.00%..............................            67                  9,442,858                    2.0
55.01%-60.00%..............................           147                 22,441,714                    4.7
60.01%-65.00%..............................           170                 21,526,521                    4.5
65.01%-70.00%..............................           425                 52,181,700                   10.9
70.01%-75.00%..............................           605                 71,358,300                   14.9
75.01%-80.00%..............................         1,191                174,970,898                   36.5
80.01%-85.00%..............................           516                 69,258,647                   14.4
85.01%-90.00%..............................           354                 45,940,423                    9.6
90.01%-95.00%..............................            13                  1,593,253                    0.3
                                                    -----               ------------                  ------
         Totals............................         3,608               $480,005,597                  100.0%
                                                    =====               ============                  ======


         As of the Cut-off Date, the Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 7.12% to 95.00% and the weighted average Loan-to-Value Ratio of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 76.41%.

            Loan Purpose for the Adjustable Rate Mortgage Loan Group


                                                   Number of          Aggregate Principal          Percent of
Loan Purpose                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
Purchase.....................................        1,545               $208,847,650                  43.5%
Refinance--Rate/Term.........................          154                 20,586,490                   4.3
Refinance--Cashout...........................        1,909                250,571,457                  52.2
                                                     -----               ------------                 ------
         Totals..............................        3,608               $480,005,597                 100.0%
                                                     =====               ============                 ======

    Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group


                                                   Number of          Aggregate Principal         Percent of
Property Type                                    Mortgage Loans       Balance Outstanding         Loan Group
-------------                                    --------------       -------------------         ----------
Single-family Detached......................        2,870               $372,126,425                 77.5%
Two-to Four-Family Dwelling Unit............          275                 39,017,916                  8.1
Planned Unit Development ...................          244                 45,897,929                  9.6
Condominium.................................          142                 17,209,030                  3.6
Manufactured Housing........................           77                  5,754,297                  1.2
                                                    -----               ------------                ------
                Totals......................        3,608               $480,005,597                100.0%
                                                    =====               ============                ======


        Documentation Summary for the Adjustable Rate Mortgage Loan Group

                                                     Number of          Aggregate Principal         Percent of
Documentation                                      Mortgage Loans       Balance Outstanding         Loan Group
-------------                                      --------------       -------------------         ----------
Full Documentation.............................        2,291              $274,436,864                 57.2%
24 Month Bank Statement........................          292                53,869,707                 11.2
Reduced Documentation..........................           93                17,883,757                  3.7
Stated Documentation...........................          932               133,815,269                 27.9
                                                       -----              ------------                ------
                Totals.........................        3,608              $480,005,597                100.0%
                                                       =====              ============                ======

           Occupancy Types for the Adjustable Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Occupancy                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          --------------         -------------------         ----------
Owner-occupied................................         3,258                 $446,766,669                 93.1%
Second Home...................................            39                    4,678,115                  1.0
Investment....................................           311                   28,560,813                  6.0
                                                       -----                 ------------                ------
                Totals........................         3,608                 $480,005,597                100.0%
                                                       =====                 ============                ======


         The information set forth above is based upon representations of the related mortgagor at the time of origination.

      Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Mortgage Loan Age (Months)                         Mortgage Loans         Balance Outstanding         Loan Group
--------------------------                         --------------         -------------------         ----------
0.............................................          807                  $111,665,797                23.3%
1.............................................          862                   117,015,306                24.4
2.............................................          942                   121,763,952                25.4
3.............................................          801                   107,585,762                22.4
4.............................................          186                    20,706,688                 4.3
5.............................................            5                       765,425                 0.2
6.............................................            1                        69,037                 0.0
10............................................            3                       315,489                 0.1
15............................................            1                       118,140                 0.0
                                                      -----                  ------------               ------
                Totals........................        3,608                  $480,005,597               100.0%
                                                      =====                  ============               ======


         As of the Cut-off Date, the weighted average age of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 2 months.


        Credit Grade Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Credit Grade                                       Mortgage Loans         Balance Outstanding         Loan Group
------------                                       --------------         -------------------         ----------
AO............................................         1,442                 $211,411,409                 44.0%
A-............................................         1,125                  152,690,265                 31.8
B.............................................           575                   70,111,999                 14.6
B-............................................           165                   19,082,779                  4.0
C.............................................           289                   25,897,355                  5.4
C-............................................            12                      811,789                  0.2
                                                       -----                 ------------                ------
                Totals........................         3,608                 $480,005,597                100.0%
                                                       =====                 ============                ======

         Year of Origination for the Adjustable Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Year of Origination                                Mortgage Loans         Balance Outstanding         Loan Group
-------------------                                --------------         -------------------         ----------
1999..........................................             1                 $    118,140                  0.0%
2000..........................................         2,776                  365,489,858                 76.1
2001..........................................           831                  114,397,599                 23.8
                                                       -----                 ------------                ------
                Totals........................         3,608                 $480,005,597                100.0%
                                                       =====                 ============                ======


       Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group



Range of Maximum                                  Number of           Aggregate Principal           Percent of
Mortgage Rates                                  Mortgage Loans        Balance Outstanding           Loan Group
--------------                                  --------------        -------------------           ----------
13.500%-13.999%............................             7                 $  1,253,966                   0.3%
14.000%-14.499%............................             6                      715,620                   0.1
14.500%-14.999%............................            41                    5,525,735                   1.2
15.000%-15.499%............................            70                   11,235,949                   2.3
15.500%-15.999%............................           251                   42,539,770                   8.9
16.000%-16.499%............................           340                   51,686,665                  10.8
16.500%-16.999%............................           683                   98,717,761                  20.6
17.000%-17.499%............................           552                   71,962,964                  15.0
17.500%-17.999%............................           713                   90,444,367                  18.8
18.000%-18.499%............................           478                   57,194,613                  11.9
18.500%-18.999%............................           326                   34,241,265                   7.1
19.000%-19.499%............................            96                   10,162,304                   2.1
19.500%-19.999%............................            33                    3,451,019                   0.7
20.000%-20.499%............................            11                      748,642                   0.2
20.500%-20.999%............................             1                      124,956                   0.0
                                                    -----                 ------------                 ------
         Totals............................         3,608                 $480,005,597                 100.0%
                                                    =====                 ============                 ======

         As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 13.525% per annum to 20.650% per annum and the weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was 17.189% per annum.

        Prepayment Penalties for the Adjustable Rate Mortgage Loan Group



                                                      Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                            Mortgage Loans         Balance Outstanding         Loan Group
-----------------------                            --------------         -------------------         ----------
None..........................................         1,242                 $170,521,748                 35.5%
12 months.....................................             5                      987,964                  0.2
24 months.....................................           766                  115,046,430                 24.0
36 months.....................................         1,274                  159,715,835                 33.3
60 months.....................................           321                   33,733,620                  7.0
                                                       -----                 ------------                ------
                Totals........................         3,608                 $480,005,597                100.0%
                                                       =====                 ============                ======


         The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 34 months. With respect to those Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, approximately 78.3% of those mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

        Next Adjustment Date for the Adjustable Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans        Balance Outstanding           Loan Group
--------------------                            --------------        -------------------           ----------
April 2001.................................            2                  $   543,849                  0.1%
May 2001...................................            3                      714,218                  0.1
July 2001..................................            2                      237,900                  0.0
August 2001................................            3                      816,000                  0.2
September 2001.............................            1                      135,679                  0.0
October 2001...............................            5                    1,490,574                  0.3
November 2001..............................           16                    2,106,504                  0.4
December 2001..............................           20                    3,092,194                  0.6
January 2002...............................           11                    1,787,211                  0.4
February 2002..............................           12                    1,841,500                  0.4
March 2002.................................            1                       75,000                  0.0
April 2002.................................            1                      140,263                  0.0
August 2002................................            1                       69,037                  0.0
September 2002.............................            4                      629,746                  0.1
October 2002...............................           91                    9,674,258                  2.0
November 2002..............................          413                   57,728,101                 12.0
December 2002..............................          467                   62,880,746                 13.1
January 2003...............................          451                   66,586,796                 13.9
February 2003..............................          415                   58,683,506                 12.2
March 2003.................................           17                    3,202,665                  0.7
April 2003.................................            2                      175,227                  0.0
October 2003...............................           78                    7,823,034                  1.6
November 2003..............................          333                   42,810,169                  8.9
December 2003..............................          408                   50,843,676                 10.6
January 2004...............................          345                   41,799,037                  8.7
February 2004..............................          309                   41,057,026                  8.6
March 2004.................................           16                    1,469,100                  0.3
October 2005...............................           10                    1,174,973                  0.2
November 2005..............................           37                    4,344,909                  0.9
December 2005..............................           47                    4,947,335                  1.0
January 2006...............................           53                    6,604,362                  1.4
February 2006..............................           31                    4,320,800                  0.9
March 2006.................................            3                      200,200                  0.0
                                                   -----                 ------------                ------
         Totals............................        3,608                 $480,005,597                100.0%
                                                   =====                 ============                ======

            Credit Scores for the Adjustable Rate Mortgage Loan Group




Range of                                             Number of          Aggregate Principal        Percentage of
Credit Scores                                     Mortgage Loans        Balance Outstanding          Loan Group
-------------                                     --------------        -------------------        --------------
Not Scored.....................................          32                $  2,699,683                 0.6%
478 to 500.....................................          13                   1,070,298                 0.2
501 to 550.....................................         740                  88,880,716                18.5
551 to 600.....................................       1,021                 134,096,364                27.9
601 to 650.....................................         938                 131,055,429                27.3
651 to 700.....................................         597                  81,861,939                17.1
701 to 750.....................................         199                  29,705,558                 6.2
751 to 804.....................................          68                  10,635,611                 2.2
                                                      -----                ------------               ------
        Totals.................................       3,608                $480,005,597               100.0%
                                                      =====                ============               ======

         The Credit Scores of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date ranged from 478 to 804 and the weighted average Credit Score of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date was approximately 610.